UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2005

Vicuron Pharmaceuticals Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	000-31145	04-3278032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

455 South Gulph Road, Suite 305, King of Prussia, PA 19406

(Address of Principal Executive Offices) (Zip Code)

(610) 205-2300

(Registrant’s telephone number, including area code)

not applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 20, 2005, Vicuron Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment to the Company’s 2001 Stock Option Plan (the “Plan”). The amendment increased the number of shares available for award grants under the Plan by 3,000,000.

The foregoing description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1	2001 Stock Option Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICURON PHARMACEUTICALS INC.
(Registrant)

Date: May 24, 2005	By:	/s/ George F. Horner III
George F. Horner III
President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibit.

Exhibit No.	Description
10.1	2001 Stock Option Plan, as amended.